                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2002

                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                   000-27917                 65-0729900
       (State or other          (Commission File           (IRS Employer
        jurisdiction of              Number)            Identification No.)

                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

                                       1

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                       VERGETECH, INC. and IPVOICE COMMUNICATIONS, INC. entered
into an AGREEMENT AND PLAN OF MERGER and Asset Purchase Agreement effective
January 25, 2002. IPvoice purchased Vergetech for 3 Million dollars to be paid in Common Stock of IPvoice secured by a Promissory Note. The Merger Agreement and related documents were executed on June 19, 2002. The documents related to the Merger and Asset Purchase are included as Exhibits.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                        10.1  AGREEMENT AND PLAN OF MERGER
                        10.2  IPVOICE COMMUNICATIONS, INC. PROMISSORY NOTE
                        10.3  ASSET PURCHASE AGREEMENT

                                       2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges
                                       (Registrant)